CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14(A)/15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

CERTIFICATE OF CHIEF FINANCIAL OFFICER

ELITESOFT GLOBAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the First Amended Quarterly Report of EliteSoft Global, Inc. on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Khoo Mae Ling, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(3)       A signed original of this written statement required by Section 906 has been provided to the Secretary for EliteSoft Global, Inc., and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 23, 2016

By: /s/ Khoo Mae Ling

Khoo Mae Ling

Chief Financial Officer

(Principal Financial Officer)